                                                                EXHIBIT NO. 32.2

                                  CERTIFICATION

            Pursuant to 18 U.S.C. Section 1350, the undersigned officer of RPM International Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended November 30, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-Q.

Dated:  January 14, 2004

                              /s/ Robert L. Matejka
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                              Robert L. Matejka
                              Vice President, Chief Financial Officer and
                              Controller


            The foregoing Certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form 10-Q or as a separate disclosure document.